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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2001

EPIMMUNE INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19591 (Commission File No.)	33-0245076 (IRS Employer Identification No.)

5820 Nancy Ridge Drive
San Diego, California 92122
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 860-2500

ITEM 5. OTHER EVENTS.

     On September 7, 2001, the Registrant issued a press release providing an update on its HIV vaccine program. A copy of the press release issued by the Registrant dated September 7, 2001 is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBITS.

99.1	Press Release dated September 7, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIMMUNE INC

Dated: September 7, 2001	By:	/s/ Robert De Vaere

Robert De Vaere Vice President, Finance and Chief Financial Officer (Principal Accounting Officer and Officer duly authorized to sign this report on behalf of the Registrant)

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INDEX TO EXHIBITS

99.1	Press Release dated September 7, 2001